Exhibit 4.1


                                 XENOMICS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


                                                             CUSIP   98410V 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT






is the owner of


FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

XENOMICS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-laws of the Corporation as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of the duly authorized officers.

Dated:


     _____________________             [SEAL]          _____________________
          Secretary                                          President

                                 XENOMICS, INC.

         The Corporation will furnish to any stockholder, upon request without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according in applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -   Custodian
TEN ENT - as tenants by the entireties                       under Uniform Gifts
JT TEN  - as joint tenants with right of                     Act ___(State)_____
          survivorship and not as tenants
          in common


    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
            Please print or typewrite names and addresses including
                          postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby constitute and appoint__________________________________________________________

________________________________________________________________________________
Attorney to transfer and said stock on the books of the within-named Corporation with full power of substitution in premises.

Dated___________________________

                                                ________________________________
                                                           SIGNATURE


Sigature(s) Guaranteed:

_____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.